UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2023

Deciphera Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Smith Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 209-6400

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 Par Value	DCPH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 3, 2023, Deciphera Pharmaceuticals, Inc. (the “Company”) disclosed that it had a preliminary unaudited amount of net product revenue of approximately $36 million for the fourth quarter ended December 31, 2022, and approximately $134 million for the full year ended December 31, 2022. QINLOCK net product revenue is estimated to be approximately $33 million, including approximately $26 million in U.S. QINLOCK® (ripretinib) net product revenue and approximately $7 million in international QINLOCK net product revenue, in addition to approximately $3 million in collaboration revenue. The Company also disclosed that it had a preliminary unaudited amount of cash, cash equivalents, and marketable securities of approximately $339 million as of December 31, 2022, which is expected to fund the operating and capital expenditure plans into 2025. These amounts are preliminary and are subject to completion of financial closing procedures. As a result, these amounts may differ materially from the amounts that will be reflected in the Company’s consolidated financial statements for the year ended December 31, 2022. A copy of the press release disclosing this information is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The preliminary financial data included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

The information in Item 2.02 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The information provided in Item 2.02 above is incorporated herein by reference.

In addition, on January 3, 2023, the Company issued a separate press release announcing results of a planned exploratory analysis of data from the Company’s INTRIGUE Phase 3 clinical study using circulating tumor DNA and plans to initiate the Company’s INSIGHT Phase 3 clinical study of QINLOCK versus sunitinib in second-line gastrointestinal stromal tumor (GIST) patients with mutations in KIT exon 11 and 17/18 only. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Company’s preliminary unaudited amount of net product revenue for the fourth quarter and year ended December 31, 2022 and preliminary unaudited cash, cash equivalents, and marketable securities for the year ended December 31, 2022, and the Company’s expectations and timing regarding its planned Phase 3 INISGHT study of QINLOCK versus sunitinib in second-line GIST patients with mutations in KIT exon 11 and 17/18 only. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on current expectations of management and upon what management believes to be reasonable assumptions based on information currently available to it, and are subject to risks and uncertainties. Such risks and uncertainties may cause actual results to differ materially from the expectations set forth in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to preliminary financial results, including the risks that actual product and collaboration revenues may differ from the Company’s current expectations, and risks that the preliminary financial results reported herein reflect information available to the Company only at this time and may differ from actual results, including in connection with the Company’s completion of financial closing procedures, as well as other risks detailed in the Company’s recent filings on Forms 10-K and 10-Q with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances, or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release titled “Deciphera Pharmaceuticals Announces Planned 2023 Corporate Milestones to Support Continued Evolution to Multi-Product Company” issued by Deciphera Pharmaceuticals, Inc. on January 3, 2023, furnished herewith.

99.2	Press Release titled “Deciphera Pharmaceuticals Announces Results from ctDNA Analysis from INTRIGUE Phase 3 Clinical Study Demonstrating Substantial Clinical Benefit of QINLOCK® in Second-Line GIST Patients with Mutations in KIT Exon 11 and 17/18 Only” issued by Deciphera Pharmaceuticals, Inc. on January 3, 2023, furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2023	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Steven L. Hoerter
	Name:	Steven L. Hoerter
	Title:	President and Chief Executive Officer